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                             Marcum & Kliegman LLP
                             ---------------------
                   Certified Public Accountants & Consultants



                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY
      (A Specialized Small Business Investment Company Licensed by the SBA)

                        CONSOLIDATED FINANCIAL STATEMENTS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                      AND FOR THE YEAR ENDED JUNE 30, 1996

Marcum & Kliegman LLP





              ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY


                                   CONTENTS





INDEPENDENT ACCOUNTANTS' REPORT                                    1


CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets                                                 2

    Statements of Income                                           3

    Statements of Shareholders' Equity                             4

    Statements of Cash Flows                                       5-6

    Schedule of Loans                                              7

    Notes to Consolidated Financial Statements                     8-15

Marcum & Kliegman LLP
655 Madison Avenue, 23rd Floor
New York, New York   10021

Telephone (212)486-4567
Facsimile (212)486-4568


                       Independent Accountants' Report



To the Board of Directors
  and Shareholders of
Elk Associates Funding Corporation and Subsidiary
(A Specialized Small Business Investment Company Licensed by the SBA)

We have reviewed the accompanying consolidated balance sheet, including the schedule of loans, of Elk Associates Funding Corporation and Subsidiary as of December 31, 1996, and the related consolidated statements of income, shareholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these consolidated financial statements is the representation of the management of Elk Associates Funding Corporation and Subsidiary.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include loans valued at $29,452,983 as of December 31, 1996, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and , in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.

The consolidated balance sheet of Elk Associates Funding Corporation and Subsidiary as of June 30, 1996, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended were audited by other auditors, whose report dated August 2, 1996 expressed an unqualified opinion on those financial statements and included an explanatory paragraph regarding the possible effect on the financial statements of the valuation of loans determined by the Board Directors.

/s/ MARCUM & KLIEGMAN LLP

February 20, 1997, except for Note 13,
as to which the date is February 27, 1997

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                       December 31, 1996 and June 30, 1996

                                     ASSETS

                                                December 31,       June 30,
                                                   1996              1996
                                                (Unaudited)
Loans receivable                               $ 29,765,983     $ 24,141,421
  Less allowance for loan losses                   (313,000)        (301,000)

                                                 29,452,983       23,840,421

Cash                                              1,100,994        1,072,783
Accrued interest receivable                         396,976          294,087
Assets acquired in satisfaction of loans            421,922          426,922
Receivables from debtors on sales of
  assets acquired in satisfaction of loans          504,740          525,290
Equity securities                                   375,560          234,900
Furniture, fixtures and leasehold
  improvements - At cost, less accumulated
  depreciation of $185,454 and $171,343,
  respectively                                       97,040          101,948
Prepaid expenses and other assets                   201,366          224,835

    TOTAL ASSETS                               $ 32,551,581     $ 26,721,186

                        LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Debentures payable to SBA                    $  8,858,000     $  8,858,000
  Notes payable to banks                         12,800,000        6,625,000
  Accrued expenses and other liabilities            111,189          140,898
  Accrued interest payable                          196,089          196,453

    TOTAL LIABILITIES                            21,965,278       15,820,351

SHAREHOLDERS' EQUITY:
  Series B, 4 percent cumulative preferred
    stock, $10 par value, 752,729 shares
    authorized, none outstanding                      -                -
  Common stock, $.01 par value - 2,000,000
    shares authorized; 1,283,600 shares
    issued and outstanding at December 31,
    1996 and June 30, 1996                           12,836           12,836
  Additional paid-in-capital                      8,535,267        8,179,545
  Restricted capital                              2,035,546        2,391,268
  Retained earnings                                   2,654          317,186

    TOTAL SHAREHOLDERS' EQUITY                   10,586,303       10,900,835

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 32,551,581     $ 26,721,186

See independent accountants' report and notes to the consolidated financial statements

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                   For the Six Months Ended December 31, 1996
                      and for the Year Ended June 30, 1996



                                                December 31,       June 30,
                                                   1996              1996
                                                (Unaudited)
INVESTMENT INCOME
  Interest on loans receivable                  $ 1,630,696      $ 2,751,196
  Fees and other income                             178,049          333,216

    TOTAL INVESTMENT INCOME                       1,808,745        3,084,412

EXPENSES
  Interest                                          691,820        1,105,993
  Management fees                                     -              210,000
  Salaries and employee benefits                    225,534          220,476
  Legal fees                                        152,132          186,023
  Miscellaneous administrative expenses             311,218          474,551
  Loss (gain) on assets acquired in
    satisfaction of loans, net                       12,716          (44,292)
  Directors' fee                                     14,250           23,400

    TOTAL EXPENSES                                1,407,670        2,176,151

NET INCOME                                      $   401,075      $   908,261

WEIGHTED AVERAGE SHARES OUTSTANDING               1,283,600        1,247,120

NET INCOME PER COMMON SHARE                     $       .31      $       .73

See independent accountants' report and notes to the consolidated financial statements

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

             For the Six Months Ended December 31, 1996 (Unaudited)
                      and for the Year Ended June 30, 1996

                               Series A     Series B
                   Shares of  Preferred    Preferred    Shares of   Common
                   Preferred  Stock - 3%   Stock - 4%    Common      Stock     Additional
                     Stock    Cumulative   Cumulative    Stock      $.01 Par   Paid-in      Restricted     Retained
                  Outstanding  $10 Par      $10 Par    Outstanding   Value     Capital        Capital       Earnings       Total
BALANCE,
 JULY 1, 1995      547,271     $5,472,710    $   --     1,033,683   $10,337   $5,480,948   $      --       $652,953     $11,616,948

Proceeds from
 issuance of
 common stock         --             --          --       249,917     2,499    1,225,604          --           --         1,228,103
Redemption of
 preferred
 stock            (547,271)    (5,472,710)       --          --        --           --       3,557,261         --        (1,915,449)
Capitalization
 of retained
 earnings             --             --          --          --        --        307,000          --       (307,000)           --
Transfer of
 restricted
 capital              --             --          --          --        --      1,165,993    (1,165,993)        --              --
Dividends paid        --             --          --          --        --           --            --       (937,028)       (937,028)
Net income            --             --          --          --        --           --            --        908,261         908,261
BALANCE,
 JUNE 30, 1996        --             --          --     1,283,600    12,836    8,179,545     2,391,268      317,186      10,900,835

Transfer of
 restricted
 capital              --             --          --          --        --        355,722      (355,722)        --              --
Dividend paid         --             --          --          --        --           --            --       (715,607)       (715,607)
Net income            --             --          --          --        --           --            --        401,075         401,075
BALANCE,
 DECEMBER
 31, 1996              -0-          $ -0-    $ -0-      1,283,600   $12,836   $8,535,267    $2,035,546       $2,654     $10,586,303

See independent accountants' report and notes to the consolidated financial statements

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                   For the Six Months Ended December 31, 1996
                      and for the Year Ended June 30, 1996


                                                    December 31,   June 30,
                                                       1996          1996
                                                     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                         $ 401,075     $ 908,261
 Adjustments to reconcile net income
  to net cash provided by operating activities:
  Depreciation and amortization                        14,111        25,483
  Increase in accrued interest receivable            (102,889)      (53,866)
  Decrease (increase) in prepaid expenses
   and other assets                                    23,469       (30,240)
  Decrease in accrued expenses and other
   liabilities                                        (29,709)       (6,820)
  (Decrease) increase in accrued interest
   payable                                               (364)       12,519

    TOTAL ADJUSTMENTS                                 (95,382)      (52,924)

NET CASH PROVIDED BY OPERATING ACTIVITIES             305,693       855,337

CASH FLOWS FROM INVESTING ACTIVITIES
  Net change in loans receivable, assets
   acquired in satisfaction of loans, and
   receivables from debtors on sales of
   assets acquired in satisfaction of loans        (5,587,012)     (775,581)
  Purchases of equity securities                     (140,660)     (234,900)
  Acquisition of fixed assets                          (9,203)      (16,200)

NET CASH USED IN INVESTING ACTIVITIES              (5,736,875)   (1,026,681)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from bank borrowings                    12,850,000     1,975,000
  Repayments of bank borrowings                    (6,675,000)     (300,000)
  Proceeds from SBA debentures                          -         2,040,000
  Repayment of SBA debentures                           -        (1,986,000)
  Proceeds from sale of common stock                    -         1,228,103
  Repurchase of preferred stock                         -        (1,915,449)
  Dividends paid                                     (715,607)     (937,028)

NET CASH PROVIDED BY FINANCING ACTIVITIES           5,459,393       104,626

NET INCREASE (DECREASE) IN CASH                        28,211       (66,718)

CASH - Beginning of period                          1,072,783     1,139,501

CASH - End of period                              $ 1,100,994   $ 1,072,783

See independent accountants' report and notes to the consolidated financial statements

              ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF CASH FLOWS Continued

                 For the Six Months Ended December 31, 1996
                    and for the Year Ended June 30, 1996



SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:
  Cash paid during the period for interest               $674,184     $1,093,474
  Cash paid during the period for income
    taxes                                                $ 12,988     $     --
  Noncash conversion of loans to assets
    acquired in satisfaction of loans and
    assets acquired in satisfaction of loans
    to receivables from debtors                          $   --       $    9,000

See independent accountants' report and notes to the consolidated financial statements

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                SCHEDULE OF LOANS

                          December 31, 1996 (Unaudited)


                                                      Maturity
                              Number      Interest     Dates      Balance
   Type of Loan               Of Loans     Rates     (In Months) Outstanding
New York City:
 Taxi medallion                 107        9.25%-14%   1-119    $ 17,699,819
 Radio car service               73        1-15%       1-59          499,000


Chicago:
 Taxi medallion                 244        12-16%      27-48       6,908,925


Boston:
 Taxi medallion                  22        11-14%      39-72       1,163,860


Miami:
 Taxi medallion                  15        13.75%      117-120       759,370


Other loans:
 Restaurant                       2        10.5-12%    1-84          278,501
 Gas station/auto repair          4        11-14.5%    1-39          180,545
 Management taxi fleet/car
   service                        1        13%         1              13,197
 Hairdresser                      2        12%         16            154,337
 Car wash                         2        15.25%      16            204,151
 Ambulance service                1        10.5%       24             19,355
 Liquor store                     1        16.25%      9              39,296
 Bagel store                      1        14%         60             39,066
 Dry cleaner                      6        10-13%      72            647,182
 Laundromat                       1        15%         9              43,407
 Grocery/deli                     4        12.50-14%   42-60         136,158
 Financial services               1        14%         1              50,000
 Black car service
   (real property)                1        12%         113           305,122
 Auto sales                       3        10.50-13%   1-48          562,192
 Registered investment
   advisor                        1        14%         114            62,500

                                                                $ 29,765,983

See independent accountants' report and notes to the consolidated financial statements

               ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Summary of Significant Accounting Policies

Organization and Principal Business Activity - Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Specialized Small Business Investment Company ("SSBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

The Company makes loans to persons who qualify under SBA regulations as socially or economically disadvantaged and loans to entities which are at least 50 percent owned by such persons.

Loans and the Allowance for Loans Losses - Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loans losses is maintained at a level that, in the Board of Director's judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans. Approximately 89 percent of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

New Accounting Standard - The Company adopted Statement of Financial Accounting Standards No.114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") on July 1, 1995. Pursuant to this statement, a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. SFAS 114 generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount) the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment.

The adoption of SFAS 114 had no effect on the Company's financial condition or results of operations. See Note 3 for further discussion.

Loans Receivable - Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

                 ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Summary of Significant Accounting Policies, continued

Income Taxes - The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its shareholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its shareholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1996, the Company intends to make the required distributions to its shareholders in accordance with applicable tax rules.

Depreciation and Amortization - Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

Net Income per Share - Net income per share is determined by dividing net income by the weighted average number of shares outstanding during the period. All net income per share amounts have been restated to give effect to the extinguishment of all cumulative preferred stock dividends in arrears as a result of the preferred stock repurchase discussed in Note 6.

Assets Acquired in Satisfaction of Loans - Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

Interest Rate Cap - At June 30, 1995, the Company was a party to one $5 million notional interest rate cap. This cap was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt. The cap provided interest rate protection in the event that the three month LIBOR rate exceeded 5.75 percent. The premium paid for the purchase of this cap was amortized over its life as an adjustment of interest expense. Payments received under this cap were credited to interest expense. At June 30, 1996, this contract had expired.

Consolidation - The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly-owned subsidiary of the Company.
All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans. As of June 30, 1995, EAF owned one real estate asset with a carrying value of approximately $200,000. This real estate asset was sold during the year ended June 30, 1996.

Use of Estimates in the Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

              ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2. Assets Acquired in Satisfaction of Loans

During the six months ended December 31, 1996 and for the year ended June 30, 1996, the carrying value of Assets Acquired in Satisfaction of Loans increased by additions of approximately $0 and $9,000, and decreased by sales and cash payments of approximately $ 0 and $424,000 and write-offs of approximately $5,000 and $23,000, respectively.

Sales of assets acquired in satisfaction of loans for the six months ended December 31, 1996 and for the year ended June 30, 1996, included approximately $0 and $388,000 of real estate and $0 and $36,000 of radio car rights, respectively.

Receivables from Debtors on Sales of Assets Acquired in Satisfaction of Loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheet.

Note 3. Loans Receivable

Loans on nonaccrual status or accruing at reduced rates as of December 31, 1996 and June 30, 1996 were approximately $0 and $102,000, respectively. Interest income recognized on such loans for the six months ended December 31, 1996 and for the year ended June 30, 1996 totaled approximately $0 and $5,000, respectively.

All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $227,831 which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114. At December 31, 1996, approximately $197,459 of these loans were fully collateralized as to principal and interest. Interest income recorded during the six months ended December 31, 1996 totaled approximately $44,250 for such loans. The following table sets forth certain information concerning impaired loans as of December 31, 1996:

  Impaired loans with an allowance                              $ 227,831

  Impaired loans without an allowance                             388,600

    Total impaired loans                                        $ 616,431

  Allowance for impaired loans                                  $ 114,000

  Average balance of impaired loans during
    the six months ended December 31, 1996                      $ 655,059

               ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Loans Receivable, continued

  Transactions in the allowance for loan losses are summarized as follows:

    Balance, July 1, 1995                                       $ 277,000

       Recoveries - net                                            24,000

    Balance, June 30, 1996                                        301,000

       Recoveries - net                                            12,000

    Balance, December 31, 1996                                  $ 313,000


At December 31, 1996, the Company had commitments to make loans totaling $951,000 at interest rates ranging from 10 percent to 15.5 percent.

Note 4. Debentures Payable to Small Business Administration

At December 31, 1996 debentures payable to the Small Business Administration consist of subordinated debentures with interest payable semiannually, as follows:

                                                    Current
                                                   Effective
                                                    Interest        Principal
      Issue Date                 Due Date             Rate            Amount

   March     1987             March     1997          7.125        $  408,000
   September 1993             September 2003          3.12(1)       1,500,000
   September 1993             September 2003          6.12          2,220,000
   September 1994             September 2003          8.20          2,690,000
   December  1995             December  2005          6.54          1,020,000
   June      1996             June      2006          7.71          1,020,000
                                                                   $8,858,000

(1) Interest rate increases to 6.12% on September 30, 1998

Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its shareholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.

Note 5. Notes Payable to Banks

The Company has loan agreements with four banks for lines of credit aggregating $20,000,000. At December 31, 1996, the Company had $12,800,000 outstanding under these lines. The loans, which mature through November 30, 1997, bear interest based on the banks' prime rates and include certain fees which make the effective rates range from prime to prime minus one-half percent. Upon maturity, the Company anticipates extending the lines of credit for another year as has been the practice in previous years.

Pursuant to the terms of the agreements the Company is required to comply with

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5. Notes Payable to Banks, continued

certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and is required to maintain compensating balances equal to 10% of the loan balance outstanding with each individual bank. At December 31, 1996, average compensating balances of $1,280,000 were required to be maintained by the Company in accordance with these agreements.

Note 6. Preferred Stock

At June 30, 1995, the Company had 547,271 shares of 3 percent preferred stock issued to the SBA. Cumulative dividends not declared or paid as of June 30, 1995 were approximately $533,000. During August 1995, the Company completed the repurchase of all such shares of preferred stock from the SBA pursuant to a preferred stock repurchase agreement dated November 10, 1994. Pursuant to this agreement, the Company repurchased all 547,271 shares of 3 percent cumulative preferred stock from the SBA for $3.50 per share, or an aggregate of $1,915,449. The repurchase price was at a substantial discount to the original issuance price of $10 per share. In connection with the repurchase, all dividends in arrears on the preferred shares were extinguished.

As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261 which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on (i) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. The amount restricted under this agreement at December 31, 1996 and June 30, 1996 was approximately $2,035,000 and $2,391,000, respectively.

During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA.
No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company. Accordingly, the Company does not anticipate being able to sell any of its authorized Series B Cumulative Preferred Stock in the future.

               ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7. Common Stock

On July 2, 1996, the Company declared a cash dividend of $0.18 per common share, or a total of $231,048, payable on July 15, 1996 to shareholders of record on July 3, 1996.

On August 20, 1996, the Company declared an additional cash dividend of fiscal 1996 earnings of $0.0675 per common share, or a total of $86,643, payable on September 26, 1996 to shareholders of record on September 16, 1996.

During September 1995, the Company completed the sale of 249,917 shares of common stock and restricted $307,000 of its 1995 earnings in order to qualify for participation in the SBA's 3 percent Preferred Stock Repurchase Program. Total capital raised during this sale was $1,249,585 less private placement costs of $21,482. These proceeds together with other capital raised in 1994 were used to repurchase the Company's preferred stock held by the SBA (See
Note 6).

Note 8. Related Party Transactions

Prior to January 1, 1996, the Company was a party to a management agreement with GCG Associates, Inc. ("GCG"), a company that is wholly-owned by the president of the Company, to engage GCG as its investment advisor. The agreement which was approved by the SBA, required that GCG, as advisor, maintain sufficient personnel and pay certain expenses necessary to operate the Company's business, maintain an office on behalf of the Company, collect all loans receivable due from recipients of loans and comply with all official orders of government agencies, including the SBA.

Subject to the overall control and supervision of the Board of Directors of the Company, the advisor is also responsible for reviewing all loan applications, implementing the lending policies decided upon by the Board of Directors of the Company and investing excess liquid assets of the Company.

Under the management agreement, the monthly compensation to the advisor was computed as one-twelfth of 2 percent of the total assets of the Company as of the last day of the month immediately preceding such computation, provided that the amount computed thereby shall not in any event exceed one-twelfth of the Company's private invested capital and capitalized retained earnings multiplied by 8 percent (as those terms are defined by SBA regulations) plus one-twelfth of 1 percent of any third-party bank financing outstanding on such date, not to exceed the maximum management fees previously approved by the SBA.

For the six months ended December 31, 1996 and for the year ended June 30, 1996, $0 and $210,000 in management fees, respectively, were paid in accordance with the agreement.

The management agreement with GCG was terminated on December 31, 1995. Effective January 1, 1996, all salary and employee benefit, occupancy and administrative expenses are paid directly by the Company. These expenses are included in salaries and benefits expense and miscellaneous administrative expenses in the statement of income for the year ended June 30, 1996.

              ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Related Party Transactions, continued

In addition, prior to January 1, 1996, the Company paid an annual legal retainer fee of $108,000 for the purposes of providing loan closing services to a firm, certain of whose officers are officers and directors of the Company. Only $54,000 of the retainer was paid during the year ended June 30, 1996 due to the discontinuance of the retainer agreement. An additional $27,821 and $48,902 was paid to the same law firm during the six months ended December 31, 1996 and for the year ended June 30, 1996, respectively, for the other services concerning defaulted loans and for certain non-taxi loans. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services. During the six months ended, the Company paid $105,644 for loan closing services in Chicago.

Effective January 1, 1996, the legal fee retainer being paid to the above referenced law firm was terminated, and legal services related to New York taxi and black car loan closings are being provided by the officers and employees of the Company. Closing fees related to all other loans are paid by the Company based on a fixed or hourly fee.

Note 9. Regulatory Matters

In accordance with a Stipulation of Compliance dated January 25, 1993 between the Company and the SBA, the Company has appointed an Audit and Compliance Committee, consisting of officers and directors of the Company, which is responsible for monitoring and coordinating the Company's adherence with SBA regulations.

The Company entered into an agreement with the SBA, subject to certain regulatory limitations, on September 9, 1993. As part of the agreement, the Company agreed to limit the aggregate amount of its senior indebtedness, consisting of bank debt and the SBA debentures, to certain specific levels based upon performing assets; the Company agreed to grant the SBA a subordinate lien on the Company's assets and to have the Company's notes maintained by a separate custodian; and the Company agreed to provide periodic financial reports to the SBA on a quarterly basis.

Note 10. Fair Value of Financial Instruments

The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments".

The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions.
Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a

              ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10. Fair Value of Financial Instruments, continued

material effect on the estimated fair value amounts.

Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates.

Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions(61%), a grocery and vegetable market (27%), an investment advisory firm (5%), a dry cleaner (4%), and Miami taxicab medallions (3%). At December 31, 1996, the fair value of the equity securities approximates cost.

Debentures Payable to Small Business Administration - The fair value of debentures as of December 31, 1996 was approximately $8,858,000 and was estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company.

The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

           ASSETS                                   LIABILITIES

    Cash                                       Notes payable to banks
    Accrued interest receivable                Accrued interest payable
    Assets acquired in satisfaction of loans
    Receivables from debtors on sales of
      assets acquired in satisfaction of loans

Note 11. Defined Contribtion Plan

On April 15, 1996 the Company adoted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the six months ended December 31, 1996 and for the year ended June 30, 1996, contributions amounted to $26,976 and $24,551, respectively.

Note 12. Leasing Arrangements

The Company rents office space on a month - to - month basis from an affiliated entity without a formal lease agreement. Rent expense and reimbursed office expenses amounted ro $19,800 and $23,700. respectively, for the six months ended December 31, 1996.

Note 13. Subequent Event

Effective February 21, 1997, the SBA approved the Company's election to provide non-disadvantaged business financing to borrowers, subject to amending the Company's certificate of incorporation to make such financings. The Company's shareholders approved the amendment to the certificate of incorporation, which amendment was filed on February 27, 1997.

--------------------------------------------------------------------------------

ELK ASSOCIATES FUNDING CORPORATION
                                                                747 Third Avenue
                                                        New York, New York 10017
                                                       212-355-2449 800-214-1047
                                                                Fax 212-759-3338

              A FEDERAL LICENSEE UNDER THE SMALL BUSINESS INVESTMENT ACT OF 1958
--------------------------------------------------------------------------------

                                                              February 26, 1997


Dear Stockholders:

     Enclosed with this letter are our Financial Statements for the six month period ended December 31, 1996. These Financial Statements indicate that we are continuing to make progress in our earnings growth from operations, and that our asset base has continued to grow.

     In our recent letter to stockholders dated December 26, 1996 we summarized our portfolio growth in Chicago, Boston, Miami and New York between June 30th and November 30th, 1996. As of this date, our portfolio continues to grow.

     We are also pleased to report that at our annual stockholders meeting that was held today, the stockholders reelected the board of directors, and we want to welcome our two new additional directors, Dan M. Granoff, M.D. and Alexander Nash, M.D. Dr. Granoff, and Dr. Nash are both trained and practice in the medical and scientific fields, and they should add a new dimension to our loans and investments in diversified businesses.

     We also want to report that at the stockholders meeting today, the stockholders voted favorably to amend the Certificate of Incorporation to allow the corporation to make loans and investments in businesses that are not owned by disadvantaged individuals. In effect we have converted our status with SBA to be able to act as a regular Small Business Investment Company that will be allowed to make loans to and investments in companies that are owned by any individual, without regard to minority or disadvantaged status, so long as we keep a level of investments which at the present time is approximately $3,500,000 that qualify for disadvantaged status. This should not be a problem as all of our existing investments presently qualify for disadvantaged status. However, the new change in status should allow us significant future growth potential with many small businesses that did not qualify for our funding in the past. We believe this is a significant opportunity for the future of our company.

     Our next Board of Directors meeting will be held in early April, and we anticipate that the next dividend will be paid at the end of April, 1996.

                                                  Sincerely Yours,


                                                  /s/ Gary C. Granoff
                                                  --------------------------
                                                  Gary C. Granoff, President